EARNINGS CALL 1st QUARTER 2019 April 23, 2019

1st Quarter 2019 | Financial Highlights • Net income of $120.8 million ($1.16 per share), compared to $119.1 million ($1.13 per share) for Q4 2018, and $100.9 million ($0.96 per share) for Q1 2018 • Total loans of $18.12 billion, up $406 million from prior quarter • Total deposits of $20.21 billion, up $1.03 billion from prior quarter • Net interest margin1 of 4.71%, an increase from 4.68% for Q4 2018, and an increase from 4.66% in Q1 2018 • Operating efficiency ratio2 of 42.4%, an increase from 41.5% for Q4 2018, and a decrease from 42.7% in Q1 2018 • Nonperforming assets (nonaccrual loans and repossessed assets) to total assets of 0.26%, compared to 0.20% at December 31, 2018 • Net loan charge-offs1 to average loans outstanding of 0.03%, compared to 0.08% in Q4 2018, and 0.04% in Q1 2018 • Effective tax rate of 17.45%, compared to 14.94% for Q4 2018 • Tangible common equity ratio2 of 10.3% and tangible book value per share, net of tax, of $23.20, compared to 10.2% and $22.07, respectively, at December 31, 2018 • Share repurchases of 940,915, at a weighted average price of $40.30, for a total payment of $37.9 million 1 Beginning in Q1 2019, annualized performance metrics are calculated on an actual/actual basis, from a previous 30/360 basis. Prior period amounts have been restated to conform to the current presentation. 2 Refer to slide 16 for further discussion of Non-GAAP financial measures. 2 2

Quarterly Consolidated Financial Results $ in millions, except EPS Q1 2019 Highlights Q1-19 Q4-18 Q1-18 Interest Income $ 291.2 $ 282.0 $ 234.7 • Net Interest Income increased Interest Expense (43.8) (38.5) (20.5) $3.8 million primarily as a result of loan growth, partially offset by Net Interest Income $ 247.3 $ 243.5 $ 214.2 higher rates on deposits and Provision for Credit Losses (3.5) (6.0) (6.0) borrowings Net Interest Income after Provision for Credit Losses $ 243.8 $ 237.5 $ 208.2 • Provision for Credit Losses Non-Interest Income 15.4 13.6 11.6 decreased $2.5 million due to a reduction in net charge-offs and Salaries and Employee Benefits (68.6) (64.6) (62.1) loan mix Deposit Costs (5.7) (7.0) (2.9) Other Non-Interest Expense (38.6) (39.6) (33.1) • Salaries and Employee Benefits increased $4.0 million due to Non-Interest Expense (112.9) (111.1) (98.1) seasonal compensation costs Income before Income Taxes $ 146.3 $ 140.0 $ 121.7 • Diluted Shares decreased as a Income Tax (25.5) (20.9) (20.8) result of share repurchases Net Income $ 120.8 $ 119.1 $ 100.9 Diluted Shares 104.5 105.3 105.3 Earnings Per Share $ 1.16 $ 1.13 $ 0.96 3 3

Net Interest Drivers1 $ in billions, unless otherwise indicated Total Investments and Yield Loans and Yield Q1 2019 Highlights 6.02% • Loan yields increased 10 5.83% 5.86% 5.92% basis points due to rising 3.46% 3.47% 5.67% 3.24% interest rates across most 3.11% 3.21% loan types $17.7 $18.1 $15.6 $16.1 $16.7 • Cost of interest-bearing deposits increased 11 basis $3.7 $3.7 $3.6 $3.8 $3.7 points due to higher rates across all interest-bearing Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 deposit types • Cost of funds for total Interest Bearing Deposits and Deposits, Borrowings, and deposits and borrowings Cost of Funds Cost of Liability Funding increased 11 basis points to 0.89% 0.66% 0.78% 0.89% due to higher rates 0.47% 0.61% $0.4 and relatively lower non- 1.23% $0.4 $0.9 0.97% 1.12% $0.7 $0.5 interest bearing deposits 0.61% 0.82% $8.0 $7.5 $7.7 $7.5 $7.9 Investments Loans $12.5 $9.9 $10.1 $10.9 $11.7 $12.5 $9.9 $10.1 $10.9 $11.7 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 4 1 Beginning in Q1 2019, yields and costs are calculated on an actual/actual basis, from a previous 30/360 4 basis. Prior period amounts have been restated to conform to the current presentation.

Net Interest Income and Accretion $ in millions Net Interest Income, NIM1, and Q1 2019 Highlights Average Interest Earning Assets • NIM increased 3 basis points to 4.71% quarter- $247.3 $234.0 $243.5 over-quarter $214.2 $224.1 4.66% 4.71% 4.68% 4.68% 4.71% • Non-PCI accretion decreased $2.2 million due a decrease in early loan payoffs, partially offset by a $0.5 million increase in PCI accretion $19,144 $19,581 $20,335 $21,173 $21,818 • Scheduled acquired loan accretion for Q2-19 is Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 $1.6 million NIM Net Interest Income Avg Interest Earning Assets Acquired Loan Accretion Acquired Loan Portfolio and Ending Rate and Credit Marks $1,336 $1,314 $1,232 $1,042 $970 $13.9 $1.5 $0.6 $9.3 $0.9 $1.1 $8.3 $3.0 $8.0 $7.2 $4.2 $3.9 $22.1 $20.0 $17.6 $2.1 $2.4 $1.7 $13.7 $12.0 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 PCI Accretion Ending PCI Marks Acquired loan portfolio Non-PCI Accretion Ending Non-PCI Marks 5 1 Beginning in Q1 2019, NIM is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 5 period amounts have been restated to conform to the current presentation.

Operating Expenses and Efficiency $ in millions Operating Expenses and Efficiency Ratio Q1 2019 Highlights 42.7% • The operating efficiency ratio increased 90 42.1% 41.5% 41.5% 42.4% basis points to 42.4% compared to the prior quarter primarily due to seasonal compensation costs, and decreased 30 basis points over the same period last year $99.4 $102.7 $105.0 $109.6 $112.8 • Operating expenses increased from the prior quarter primarily due to seasonal increases in Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 compensation costs Efficiency Ratio Operating Expenses Breakdown of Operating Expenses Other $38.5 Deposit Costs $35.4 $38.0 $34.4 $36.8 Salaries and Employee Benefits $5.7 $2.9 $4.1 $4.8 $7.0 $62.1 $61.8 $64.8 $64.6 $68.6 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 6 6 6

Operating Pre-Provision Net Revenue, Net Income, and ROA1 $ in millions Highlights • Return on assets continued its upward trend, increasing 1 basis 2.55% 2.62% 2.62% 2.63% 2.58% point from the prior quarter and 10 basis points from Q1-18 2.11% 2.12% 2.02% 2.02% 2.05% • Operating PPNR ROA decreased 5 basis points from the prior quarter and increased 3 basis points from Q1-18 $148.5 $147.1 $135.5 $141.9 $127.6 $119.1 $120.8 $100.9 $104.7 $111.1 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Operating PPNR Operating PPNR ROA Net Income ROA 7 1 Beginning in Q1 2019, ROA is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 7 period amounts have been restated to conform to the current presentation.

Consolidated Balance Sheet $ in millions Q1-19 Q4-18 Q1-18 Q1 2019 Highlights Investments & Cash $ 4,525 $ 4,260 $ 4,174 • Loans increased $406 million Loans 18,117 17,711 15,560 (2.3%) over prior quarter and $2.56 Allowance for Credit Losses (155) (153) (145) billion (16.4%) over prior year Other Assets 1,306 1,292 1,172 • Deposits increased $1.03 billion Total Assets $ 23,793 $ 23,110 $ 20,761 (5.4%) over prior quarter and $2.85 billion (16.4%) over prior year Deposits $ 20,209 $ 19,177 $ 17,355 • Shareholders' Equity increased Borrowings 389 874 685 $107 million over prior quarter and Other Liabilities 474 445 427 $427 million over prior year as a function of Net Income, partially Total Liabilities $ 21,072 $ 20,496 $ 18,467 offset by share repurchases Shareholders' Equity 2,721 2,614 2,294 Total Liabilities and Equity $ 23,793 $ 23,110 $ 20,761 • Tangible Book Value/Share increased $1.13 over prior quarter and $4.34 (23.0%) over prior year Tangible Book Value Per Share $ 23.20 $ 22.07 $ 18.86 8 8

Five Quarter Loan Growth and Portfolio Composition $ in millions $2.56 Billion Year Over Year Growth Highlights $15,560 $16,138 $16,733 $17,711 $18,117 Quarter-over-quarter loan growth +466 +578 +595 +978 +406 driven by (in millions): Residential & Consumer $ 245 Construction & Land 149 $896 $1,275 $1,520 8.4% CRE, Non-OO 91 $600 $469 3.0% Offset by decreases in: Residential & $2,135 $2,284 12.6% CRE, OO $ (40) Consumer $1,978 $2,108 $1,957 12.6% C&I (39) Construction & $4,213 $4,304 23.8% Land $4,011 $3,953 Year-over-year loan growth across all $3,925 25.2% loan types (in millions): CRE, Non-Owner Residential & Consumer $ 1,051 Occupied $2,288 $2,325 $2,285 12.6% C&I 779 $2,265 $2,271 14.6% CRE, Non-OO 379 CRE, Owner Construction & Land 326 Occupied CRE, OO 20 $7,763 $7,724 42.6% Commercial & $6,944 44.6% $7,278 $7,488 Industrial Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 9 9

Five Quarter Deposit Growth and Composition $ in millions $2.85 Billion Year Over Year Growth Highlights $17,355 $18,088 $18,909 $19,177 $20,209 Quarter-over-quarter deposit growth +382 +733 +821 +268 +1,032 driven by (in millions): Savings and MMDA $ 468 $2,231 11.0% CDs 396 $1,857 $1,835 Non-Interest Bearing DDA 223 $1,806 Offset by decrease in: CDs $1,762 10.2% Interest Bearing DDA $ (55) Savings and $7,799 38.6% MMDA $7,059 $7,331 Year-over-year deposit growth across $6,469 all deposit types (in millions): $6,315 36.4% Interest Bearing Savings and MMDA $ 1,484 DDA Interest-Bearing DDA 724 CDs 470 Non-Interest $1,865 $1,978 $2,555 $2,500 12.4% $1,776 10.2% Non-Interest Bearing DDA 177 Bearing DDA $7,502 43.2% $7,948 $8,015 $7,456 $7,679 38.0% Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 10 1010

Adversely Graded Loans and Non-Performing Assets * $ in millions $379 $368 $358 $358 $316 $185 $150 $124 $134 $89 Adversely Graded Loans 1.92% 1.83% 1.70% 1.57% $177 $162 1.43% $127 $156 $181 $37 $34 0.33% 0.29% 0.26% 0.26% NPAs $37 $28 $44 0.20% $30 $28 $20 $18 $18 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Special Mention Loans Non-Performing Loans Adversely Graded Assets to Total Assets Classified Accruing Loans OREO NPAs to Total Assets Accruing TDRs total $52.5 million as of 3/31/2019 * Amounts are net of total PCI credit and interest rate discounts of $7.2 million as of 3/31/2019 11 1111

Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries ALLL and ALLL to Organic Loans Ratio $145 $147 $150 $153 $155 $3.9 $4.8 $4.1 $3.6 $2.3 1.02% $(2.2) $(1.7) 0.99% 0.97% $(1.3) $(0.8) $(1.1) 0.92% 0.90% Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Gross Charge-Offs Recoveries ALLL ALLL/Total Organic Loans Provision for Credit Losses Credit Discounts and CD to Acquired Loans Ratio $23.1 $19.7 $17.2 $6.0 $6.0 $6.0 $14.6 $5.0 $13.1 $3.5 1.73% 1.50% 1.40% 1.40% 1.35% Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Provision for Credit Losses Credit Discounts CD/Acquired Loans 12 1212

Capital Capital Ratios ROTCE1 and TBV/Share 20.9% 20.7% 20.5% 20.4% 20.5% 13.4% 13.5% 13.2% 13.2% 13.2% 11.0% 11.0% 10.8% 10.9% 10.5% $23.20 10.9% 10.7% $22.07 10.7% 10.7% 10.5% $20.70 10.2% 10.3% $19.78 10.0% $18.86 9.8% 9.9% Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Total Capital Common Equity Tier 1 TBV/Share ROTCE Tier 1 Leverage Tangible Common Equity 13 1 Beginning in Q1 2019, ROTCE is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 1313 period amounts have been restated to conform to the current presentation.

Management Outlook • Loan and Deposit Growth • Interest Margin • Operating Leverage • Asset Quality 14 1414

Questions and Answers 1515

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended March 31, 2019. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 16 1616 16